SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.   Entry into a Material Definitive Agreement

On July 9, 2010, Bridgeline Digital, Inc., a Delaware corporation (“Bridgeline Digital” or the “Company”)) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with e.magination Network, LLC., a Maryland limited liability company (“e.magination”) and completed the acquisition of certain assets and the assumption of certain liabilities of e.magination.

The Purchase Agreement sets forth the terms and conditions pursuant to which Bridgeline Digital acquired certain assets and assumed certain liabilities of e.magination.  The assets acquired by Bridgeline Digital include (i) substantially all the assets of e.magination (including $250,000 of net working capital) and  (ii) all outstanding units of membership interest in e.magination’s wholly-owned subsidiary, e.magination IG, LLC.  The purchase price consisted of (i) cash of $2,650,000, (ii) contingent consideration of up to $675,000 payable quarterly in cash over 12 quarters beginning with the quarter ending September 30, 2010, with half of the earnout based on the achievement of quarterly revenue of $1,350,000 and half of the earnout based on the achievement of quarterly earnings from operations of $225,000, (iii) additional contingent consideration of up to $360,000 payable quarterly in cash over 12 quarters beginning with the quarter ending September 30, 2010 based on the achievement of quarterly earnings from operations of $300,000, and (iv) contingent consideration of up to $675,000 payable quarterly in Bridgeline Digital common stock over four quarters beginning with the quarter ending December 31, 2012, with half of the earnout based on the achievement of quarterly revenue of $1,350,000 and half of the earnout based on the achievement of quarterly earnings from operations of $225,000. The contingent common stock is being issued currently and will be held in escrow pending the satisfaction the applicable earnout targets.  To the extent that both the quarterly revenue target and the quarterly earnings from operations target are not met in any particular quarter, both the quarterly cash earnout period and the quarterly common stock earnout period will be extended for up to four additional quarters.

The parties to the Purchase Agreement made customary representations, warranties and covenants therein, and the completion of the acquisition was subject to customary conditions described therein.  In addition, the Purchase Agreement prohibits e.magination from competing with Bridgeline Digital for a period of three years ending on the third anniversary of the closing of the acquisition.

In connection with the acquisition, Bridgeline Digital will employ Daniel Roche, the former President of e.magination as Executive Vice President and General Manager for the Baltimore business unit. Bridgeline Digital has entered into an employment agreement with Mr. Roche containing terms consistent with employment agreements in place with other executives of Bridgeline Digital.  Such employment agreement includes an agreement not to compete with Bridgeline Digital for a period of up to 12 months after ceasing to be an employee of Bridgeline Digital.

In connection with the acquisition, Bridgeline Digital entered into a sublease of the former offices of e.magination located in Baltimore, Maryland.  Annual rent for the first year under the sublease is approximately $175,000.

The foregoing description of the acquisition and  the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as an exhibit hereto and are incorporated herein by reference.

Item 2.01.   Completion of Acquisition or Disposition of Assets

On July 9, 2010, Bridgeline Digital completed the acquisition of certain assets of e.magination described in Item 1.01. The acquisition was made pursuant to the Purchase Agreement described in Item 1.01, whereby, upon the terms and subject to the conditions set forth therein, Bridgeline Digital acquired certain assets of e.magination and assumed certain liabilities of e.magination.

Item 7.01.   Regulation FD Disclosure

On July 12, 2010, Bridgeline Digital issued a press release announcing the completion of the e.magination acquisition.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.  The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.   Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d)	Exhibits.

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement, dated as of July 9, 2010, by and between Bridgeline Digital, Inc. and e.magination Network, LLC.
99.1	Press release issued by Bridgeline Digital, Inc., dated July 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

Date: July 14, 2010	By:	/s/ Ronald M. Levenson
Ronald M. Levenson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Asset Purchase Agreement, dated as of July 9, 2010, by and between Bridgeline Digital, Inc. and e.magination Network, LLC.
99.1	Press release issued by Bridgeline Digital, Inc., dated July 12, 2010.